Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO
CREDIT AND GUARANTY AGREEMENT

           This AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of February 29, 2012 and is among GXS WORLDWIDE, INC. (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, WELLS FARGO CAPITAL FINANCE, INC. (formerly known as Wells Fargo Foothill, Inc.), as Administrative Agent, and, for purposes of Sections 4 and 5 hereof, certain Subsidiaries of the Borrower.

RECITALS:

           WHEREAS, the Borrower, certain Subsidiaries of the Borrower, the Lenders, Wells Fargo Capital Finance, Inc. (formerly known as Wells Fargo Foothill, Inc.), as Administrative Agent, Wells Fargo Bank, N.A., as Issuing Bank, and Wilmington Trust FSB, as Collateral Trustee, are parties to that certain Credit and Guaranty Agreement, dated as of December 23, 2009 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement as hereinafter provided, including the extension of the Revolving Commitment Expiration Date, and the Lenders party hereto have agreed to amend the Credit Agreement as set forth herein subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  Defined Terms.  Except as otherwise defined in this Amendment, capitalized terms defined in the Credit Agreement and used herein (including in the preamble and recitals hereto) shall have the meanings given to them in the Credit Agreement.

Section 2.  Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 hereof, effective as of the First Amendment Effective Date (as defined in Section 3 hereof):

(a)	the definition of “Adjusted Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “the greater of (I) 2.00% per annum and (II)” in the second line thereof.

(b)	the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Applicable Margin” means (i) with respect to Eurodollar Rate Loans, 4.50% per annum, and (ii) with respect to Base Rate Loans, 3.50% per annum.”

(c)
the definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by adding the word “and” directly before the word “(ii)” in the second line thereof and deleting the words “, and (iii) 3.00%” in the third line thereof.

(d)	Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the proper alphabetical order: ““First Amendment Effective Date” means February 29, 2012.”

(e)	the definition of “Revolving Commitment Expiration Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Revolving Commitment Expiration Date” means March 15, 2015.”

(f)	the definition of “Revolving Commitment Fee Percentage” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Revolving Commitment Fee Percentage” means 0.50% per annum.”

(g)	Section 6.09(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Net Leverage Ratio.  Permit the Net Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending March 30, 2010, to exceed (a) for each Fiscal Quarter ending prior to the consummation of the Specified Acquisition, 5.75:1, (b) for each Fiscal Quarter ending thereafter but prior to the Fiscal Quarter ending March 31, 2012, 5.25:1 and (c) for the Fiscal Quarter ending March 31, 2012 and for each Fiscal Quarter ending thereafter, 5.75:1; or”

Section 3.  Effectiveness.  The effectiveness of the amendments to the Credit Agreement set forth in Section 2 of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “First Amendment Effective Date”):

(a)	the Administrative Agent shall have received from (i) the Borrower, (ii) each Guarantor and (iii) each Lender, a counterpart of this Amendment signed on behalf of such party;

(b)
the Borrower shall have paid all fees (including the amendment fees set forth in Section 6 of this Amendment) and expenses due and payable under the Loan Documents and set forth in an invoice delivered to the Borrower at least one Business Day prior to the First Amendment Effective Date; and

(c)
the Administrative Agent shall have received from the Borrower a certificate which shall include certifications that (i) each of the representations and warranties contained in Section 5 of this Amendment are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality) at and as if made as of the First Amendment Effective Date except to the extent they expressly relate to an earlier date and (ii) as of the First Amendment Effective Date, no Default or Event of Default is continuing.

Section 4.  Consent and Affirmation of the Loan Parties.

(a)           Each Loan Party (prior to and after giving effect to this Amendment) hereby consents to the amendments to the Credit Agreement effected hereby (the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”) and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Amended Credit Agreement, this Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment.  For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Collateral Trustee, for the benefit of the Beneficiaries (as defined in the Pledge and Security Agreement), pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Amended Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.  Each Guarantor reaffirms and agrees that its guarantee of the obligations of the Loan Parties under the Amended Credit Agreement and the Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

(b)           Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, the Amended Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

Section 5.  Representations and Warranties.  Each Loan Party hereby represents and warrants, on and as of the date hereof and the First Amendment Effective Date, that:

(a)           The representations and warranties contained in the Loan Documents are true and correct in all material respects to the same extent as though made on and as of the date hereof and the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that to the extent any such representation or warranty is already qualified by materiality or material adverse effect, such representation or warranty shall be true and correct in all respects.

(b)           Such Loan Party has the corporate or other power and authority to execute and deliver this Amendment and perform its obligations under the Amended Credit Agreement and the other Loan Documents and has taken all necessary action to authorize the consummation of the transactions contemplated hereby and to authorize the execution and delivery of this Amendment and the performance of its obligations under the Amended Credit Agreement and the other Loan Documents.

(c)           No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the borrowings or other extensions of credit under the Amended Credit Agreement or with the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Credit Agreement or the other Loan Documents, except for consents, authorizations, notices and filings which have been obtained or made.

(d)           This Amendment has been duly executed and delivered on behalf of such Person.  This Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of such Loan Party enforceable against each such Person in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(e)           Neither the execution and delivery by any Loan Party of this Amendment nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions of the Amended Credit Agreement or the other Loan Documents by such Loan Party, nor the exercise of remedies by the Administrative Agent, the Collateral Trustee and the Lenders hereunder or thereunder, will (i) violate or conflict with any provision of the articles or certificate of incorporation, bylaws, partnership agreement, operating agreement or other organizational or governing documents of such Loan Party, (ii) violate, contravene or conflict with any law applicable to it or its properties, (iii) violate, contravene or conflict with contractual provisions of, cause an event of default under, or give rise to material increased, additional, accelerated or guaranteed, rights of any Person under, any indenture, loan agreement, mortgage, deed of trust or other instrument, material contract or material lease to which it is a party or by which it may be bound or (iv) result in or require the creation of any Lien (other than the Lien of the Security Documents) upon or with respect to its properties, except in the case of clause (iii) for such violations as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

Section 6.  Fees.  The Borrower hereby covenants and agrees that, so long as the First Amendment Effective Date occurs, it shall pay to each Lender that has consented to this Amendment a fee equal to 0.75% of such Lender’s Revolving Commitment on the Amendment Effective Date.

Section 7.  Reference to and Effect on the Credit Agreement.

(a)           On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)           The Credit Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  This Amendment shall be a “Loan Document” for purposes of the definition thereof in the Credit Agreement.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 8.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof.

Section 9. Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

           Section 10.  CONSENT TO JURISDICTION. .  SUBJECT TO CLAUSE (E) OF THE FOLLOWING SENTENCE, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK.  BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH LOAN PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, HEREBY EXPRESSLY AND IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH

RESPECT TO ACTIONS BY THE ADMINISTRATIVE AGENT OR THE COLLATERAL TRUSTEE IN RESPECT OF RIGHTS UNDER ANY SECURITY AGREEMENT GOVERNED BY A LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES (I) JURISDICTION AND VENUE OF COURTS IN ANY OTHER JURISDICTION IN WHICH IT MAY BE ENTITLED TO BRING SUIT BY REASON OF ITS PRESENT OR FUTURE DOMICILE OR OTHERWISE AND (II) ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE LOAN PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.01 OF THE AMENDED CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS AND THE LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

           Section 11. WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS.  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 11 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO.  IN THE EVENT OF LITIGATION, THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 12.  Headings.  The headings of the sections and subsections hereof are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose, modify or amend the terms or conditions hereof, be used in connection with the interpretation of any term or condition hereof or be given any substantive effect.

Section 13.  Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby (it being understood that the invalidity, illegality or unenforceability of a particular provision in a particular jurisdiction shall not in and of itself affect the validity, legality or enforceability of such provision in any other jurisdiction).  The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the economic effect of which comes as close as reasonably possible to that of the invalid, illegal or unenforceable provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

GXS WORLDWIDE, INC.

By:	/s/ Gregg Clevenger
	Name:	Gregg Clevenger
	Title:	Executive Vice President & Chief Financial Officer

GXS, INC.

By:	/s/ Gregg Clevenger
	Name:	Gregg Clevenger
	Title:	Executive Vice President & Chief Financial Officer

GXS INTERNATIONAL, INC.

By:	/s/ Richard B. Nash
	Name:	Richard B. Nash
	Title:	Vice President

GXS INVESTMENTS, INC.

By:	/s/ Richard B. Nash
	Name:	Richard B. Nash
	Title:	Vice President

HAHT COMMERCE, INC.

By:	/s/ Gregg Clevenger
	Name:	Gregg Clevenger
	Title:	Executive Vice President & Chief Financial Officer

Signature Page to Amendment No. 1

WELLS FARGO CAPITAL FINANCE, INC. (formerly known as Wells Fargo Foothill, Inc.) as Administrative Agent

By:	/s/ Mark Salem
	Name:	Mark Salem
	Title:	Vice President

Signature Page to Amendment No. 1

By signing below you have indicated your consent to this Amendment

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Michael J. Mozer
	Name:	Michael J. Mozer
	Title:	Vice President

Signature Page to Amendment No. 1

By signing below you have indicated your consent to this Amendment

CITIBANK N.A,
as a Lender

By:	/s/ Ahu Gures
	Name:	Ahu Gures
	Title:	Vice President

For Lenders requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1

By signing below you have indicated your consent to this Amendment

General Electric Capital Corporation,
as a Lender

By:	/s/ Devasena Vallabhaneni
	Name:	Devasena Vallabhaneni
	Title:	Duly Authorized Signatory

Signature Page to Amendment No. 1

By signing below you have indicated your consent to this Amendment

JPMorgan Chase Bank, N.A.,
as a Lender

By:	/s/ Ann B. Kerns
	Name:	Ann B. Kerns
	Title:	Vice President

For Lenders requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1

By signing below you have indicated your consent to this Amendment

Wells Fargo Capital Finance, Inc.,
as a Lender

By:	/s/ Mark Salem
	Name:	Mark Salem
	Title:	Vice President

For Lenders requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1